Acquisition and Business Combination	12 Months Ended
Mar. 31, 2021
Acquisition and Business Combination [Abstract]
ACQUISITION AND BUSINESS COMBINATION

NOTE 10. ACQUISITION AND BUSINESS COMBINATION

On August 13, 2018, the Company reached a definitive agreement to acquire 100% of SalvaRx, a company incorporated in the British Virgin Islands on May 6, 2015 focused on novel cancer immunotherapies and to develop clinical proof of concept, in exchange for 8,050,701 ordinary shares of the Company (the "SalvaRx Acquisition"). The SalvaRx Acquisition was completed on January 8, 2019 (the "Acquisition Date") upon receiving shareholder and regulatory approval.  Shares issued by the Company on acquisition were valued at $92.6 million based on the market price of the Company shares of $11.50 per share on the Acquisition Date. Portage is the accounting acquirer as the controlling group of shareholders of the Company increased their holdings, retained majority of voting rights after the acquisition and the Company's management prior to the acquisition continued as management of the combined company. Four of the Company's Board members are also directors of SalvaRx (see Note 21, “Related Party Transactions”). Notwithstanding the high degree of common ownership between the companies, this was not considered a common control transaction as no single individual held a controlling interest and no contractual arrangement exists among the group of shareholders.

In connection with the SalvaRx Acquisition, the Company acquired SalvaRx's five invested entities and subsidiaries: iOx and Saugatuck (consolidated subsidiary with non-controlling interest), Intensity (investment in private company) (see Note 9, “Investments in Private Companies”), Nekonal (joint venture with no fair value due to a dispute with Nekonal, see below), and Rift (no fair value as operations are discontinued).  In connection with the SalvaRx Acquisition, the Company also acquired an option from Nekonal SARL that gives SalvaRx the right to acquire shares in Nekonal for €50 ($55 USD) per share for four years.  On January 8, 2019, the acquisition date, the fair value of option was determined to be $0 due to a dispute with Nekonal.

SalvaRx and Nekonal were involved in a dispute regarding Nekonal's claim that it attained a development milestone that would require SalvaRx to provide the next tranche of funding. SalvaRx claims that Nekonal committed a breach of duties and fraud on its minority shareholders with respect to its assumption that the milestone has been attained. Nekonal management has counterclaimed that SalvaRx is in breach of contract with respect to the funding arrangement. While litigation was threatened, no legal proceedings have commenced. In fiscal 2021, the Company abandoned its interest in Nekonal.

The acquisition of SalvaRx allowed the Company to acquire interest in the development of nine immune-oncology products. SalvaRx has three in-process research and development ("IPR&D") projects identified.

The following table presents unaudited supplemental pro forma consolidated net income based on SalvaRx's historical reporting periods as if the SalvaRx Acquisition had occurred as of April 1, 2018 (in thousands):

Year ended March 31,	2019
Net loss	$(5,160)
Net loss applicable to common stockholders	$(3,920)
Net loss per share, basic and diluted	$(0.01)